CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Insight Trust (formerly, Phoenix Insight Funds Trust) (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/06/09                                   /s/ George R. Aylward
     ----------------------                        -----------------------------
                                                   George R. Aylward, President
                                                   (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Insight Trust (formerly, Phoenix Insight Funds Trust) (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/03/09                          /s/ W. Patrick Bradley
     ----------------------                -------------------------------------
                                           W. Patrick  Bradley,
                                           Chief Financial Officer and Treasurer
                                           (principal financial officer)